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                                                                    EXHIBIT 99.2

PROXY                                                                      PROXY
                           CHICAGO TITLE CORPORATION

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON ______________________


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints __________________, __________________, and __________________ proxies, each with the power to appoint his substitute and with authority in each to act in the absence of the other, to represent and to vote all shares of stock of Chicago Title Corporation which the undersigned is entitled to vote at the Special Meeting of Stockholders of Chicago Title Corporation to be held at ______________________, on ___________________ at
______ local time, and any adjournments thereof, as indicated on the proposal described in the Joint Proxy Statement/Prospectus, and all other matters properly coming before the meeting.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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                           CHICAGO TITLE CORPORATION

   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [ ]

           A vote FOR Item 1 is recommended by the Board of Directors

1. Approval and adoption of an Agreement and Plan of Merger, dated as of August 1, 1999, by and between Fidelity National Financial Inc. and Chicago Title and amended October 13, 1999, pursuant to which Chicago Title will merge with and into Fidelity in accordance with the merger agreement.

              [ ] FOR           [ ] AGAINST           [ ] ABSTAIN


                                            Dated: ___________________, 1999

                                            ________________________________
                                                       Signature

                                            ________________________________
                                               Signature (if held jointly)


THIS PROXY WILL BE VOTED IN ACCORDANCE      Please sign exactly as your name or
WITH SPECIFICATIONS MADE. IF NO CHOICES     names appear hereon. For joint
ARE INDICATED, THIS PROXY WILL BE           accounts, both owners should sign.
VOTED FOR ITEM 1.                           When signing as executor,
                                            administrator, attorney, trustee or
                                            guardian, etc., please give your
                                            full title.

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